Commitments and Contingencies	12 Months Ended
Dec. 31, 2011
Commitments and Contingencies [Abstract]
Commitments and Contingencies Disclosure [Text Block]
COMMITMENTS AND CONTINGENCIES

The Company provides accruals for all direct costs, including legal costs, associated with the estimated resolution of contingencies at the earliest date at which it is deemed probable that a liability has been incurred and the amount of such liability can be reasonably estimated. Costs accrued are estimated based upon an analysis of potential results, assuming a combination of litigation and settlement strategies and outcomes. Legal costs for other than probable contingencies are expensed when services are performed.

At December 31, 2011, the Company is obligated under operating lease agreements for the rental of certain real estate and machinery and equipment used in its operations. At December 31, 2011, future minimum rental obligations aggregated approximately $77.7 million and are payable as follows:

Year Ended December 31,	Future Minimum Rental Obligations
(Amounts in millions)
2012	$21.5
2013	17.6
2014	12.6
2015	8.3
2016	5.2
Thereafter	12.5

Certain of these lease agreements provide for increased payments based on changes in the consumer price index. Under certain of these lease agreements, the Company or its subsidiaries are also obligated to pay insurance and taxes.

Rental expense charged to continuing operations in the accompanying consolidated statement of operations was approximately $31.2 million, $32.2 million, $1.2 million and $31.5 million for 2011, 2010, the 2009 Successor Period and the 2009 Predecessor Period, respectively.

The Predecessor’s former subsidiary, Ply Gem, guaranteed third party obligations relating to rental payments through June 30, 2016 for a facility leased by a former subsidiary, which was sold on September 21, 2001. The Predecessor indemnified these guarantees in connection with the sale of Ply Gem on February 12, 2004. During the 2009 Predecessor Period, the Predecessor paid approximately $3.3 million in exchange for a release from the indemnification agreement. This event resulted in a reduction of approximately $3.9 million to SG&A in the accompanying consolidated statement of operations for the 2009 Predecessor Period. In connection with the bankruptcy, the Company recovered approximately $1.2 million from the settlement and recognized this amount in Gain on Reorganization Items, net in the accompanying consolidated statement of operations.

The Company has indemnified third parties for certain matters in a number of transactions involving dispositions of former subsidiaries.  The Company has recorded liabilities in relation to these indemnifications of approximately $5.5 million at December 31, 2011, of which approximately $2.3 million are recorded in accrued expenses and approximately $3.2 million are recorded in other long-term liabilities in the accompanying consolidated balance sheet.  At December 31, 2011, the undiscounted future payments related to these indemnifications are estimated to be approximately $6.0 million.  At December 31, 2010, the Company had recorded liabilities in relation to these indemnifications of approximately $5.7 million, of which approximately $2.2 million was recorded in accrued expenses and approximately $3.5 million was recorded in other long-term liabilities in the accompanying consolidated balance sheet.

The Company sells a number of products and offers a number of warranties including, in some instances, extended warranties for which the Company receives proceeds.  The specific terms and conditions of these warranties vary depending on the product sold and the country in which the product is sold.  The Company estimates the costs that may be incurred under its warranties, with the exception of extended warranties, and records a liability for such costs at the time of sale.  Deferred revenue from extended warranties is recorded at estimated fair value and is amortized over the life of the warranty and periodically reviewed to ensure that the amount recorded is equal to or greater than estimated future costs.  Factors that affect the Company’s warranty liability include the number of units sold, historical and anticipated rates of warranty claims, cost per claim and new product introduction.  The Company periodically assesses the adequacy of its recorded warranty claims and adjusts the amounts as necessary. In 2010, these assessments resulted in a reduction to the Company's warranty liability by approximately $4.8 million, thereby decreasing net loss by approximately $3.0 million, or approximately $0.20 per share.

Changes in the Company’s combined short-term and long-term warranty liabilities (see Note 14, “Accrued Expenses and Taxes, Net and Other Long-Term Liabilities”) during the periods presented are as follows:

	December 31,
	2011	2010
	(Amounts in millions)
Balance, beginning of period	$55.9	$54.3
Warranties provided during period	26.3	29.4
Settlements made during period	(29.7)	(25.2)
Changes in liability estimate, including expirations and acquisitions	3.8	(2.6)
Balance, end of period	$56.3	$55.9

In the fourth quarter of 2009, two of the Company's subsidiaries in the TECH segment began shipping security products to a new customer under an agreement to manufacture and sell these security products. Under this agreement, the Company recognized net sales of approximately $98.1 million and $52.1 million during 2011 and 2010, respectively. The agreement includes payment terms which are extended beyond the subsidiaries' normal payment terms. The Company has determined that cash basis accounting treatment is appropriate for revenue recognition under this agreement. Accordingly, the Company has deferred revenue recognition on approximately $6.3 million and $9.2 million of net sales at December 31, 2011 and 2010, respectively, and recorded the cost basis of related inventory shipped of approximately $4.8 million and $6.5 million at December 31, 2011 and 2010, respectively, in other current assets in the accompanying consolidated balance sheet. In addition, included in inventory is approximately $3.5 million and $6.1 million at December 31, 2011 and 2010, respectively, of inventory related to this customer. As only limited cash collection history was available in periods prior to December 31, 2009, the Company recorded loss contingency reserves of approximately $3.0 million against cost of products sold in 2009. Based on collection experience with this customer throughout 2010, the Company believed that it would be able to recover all revenue on the inventories shipped to this customer. Based on this, in the third quarter of 2010, the Company reversed the $3.0 million loss contingency reserve that was previously provided against cost of products sold in 2009.

During the fourth quarter of 2011, the customer made approximately $13.3 million of delinquent payments that were scheduled to be received in the third quarter of 2011. In the fourth quarter, the customer notified the Company of a product recall issue related to certain products that the Company provided to the customer who in turn sold such products to third parties. The Company has agreed to reimburse the customer approximately $4.5 million for the cost of this recall, and this amount was charged to earnings in 2011. The Company made approximately $4.2 million in progress payments to the customer for the product recall in the fourth quarter of 2011, including approximately $1.3 million which was withheld by the customer from a payment made in December. As of December 31, 2011, the customer owed the Company $6.3 million, substantially all of which was received in the first quarter of 2012. The Company will work towards maintaining a longer ongoing relationship beyond 2012, but cannot offer any assurance that it will be successful. The Company will continue to closely monitor the situation with this customer. As the Company records revenue on the cash basis of accounting for this customer, the failure to receive scheduled payments in the future would result in a corresponding reduction to the Company's revenue and cost of goods sold.

The Company is subject to other contingencies, including legal proceedings and claims, arising out of its businesses that cover a wide range of matters including, among others, environmental matters, contract and employment claims, product liability, warranty and modification and adjustment or replacement of component parts of units sold, which include product recalls. Product liability, environmental and other legal proceedings also include matters with respect to businesses previously owned. The Company has used various substances in its products and manufacturing operations which have been or may be deemed to be hazardous or dangerous, and the extent of its potential liability, if any, under environmental, product liability and workers' compensation statutes, rules, regulations and case law is unclear. Further, due to the lack of adequate information and the potential impact of present regulations and any future regulations, there are certain circumstances in which no range of potential exposure may be reasonably estimated.

The Company has undertaken several voluntary product recalls and reworks over the past several years, and additional product recalls and reworks could result in material costs. Many of the Company's products, especially certain models of bath fans, range hoods, and residential furnaces and air conditioners, have a large installed base, and any recalls and reworks related to products with such a base could be particularly costly. The costs of product recalls and reworks are not generally covered by insurance. Any recalls or reworks may adversely affect the Company's reputation as a manufacturer of high-quality, safe products and could have a material adverse effect on its financial condition, results of operations and cash flows.

While it is impossible to ascertain the ultimate legal and financial liability with respect to contingent liabilities, including lawsuits, warranty, product liability, environmental liabilities and product recalls, the Company believes that the aggregate amount of such liabilities, if any, in excess of amounts provided or covered by insurance, will not have a material adverse effect on the Company's consolidated financial position, results of operations or liquidity. It is possible, however, that results of operations for any particular future period could be materially affected by changes in the Company's assumptions or strategies related to these contingencies or changes that are not within the Company's control.